UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 23, 2008
Date of Report
(Date of earliest event reported)

SOCKET MOBILE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13810 (Commission File Number)	94-3155066 (IRS Employer Identification No.)

39700 Eureka Drive
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 933-3000
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 23, 2008, Socket Mobile, Inc. (the "Company") filed a Certificate of Elimination of Series E 12% Convertible Preferred Stock and Series F Convertible Preferred Stock (the "Certificate of Elimination") of the Company with the Secretary of State of the State of Delaware, which became effective on such date.

The Certificate of Elimination eliminated from the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") all references to the Company's Series E 12% Convertible Preferred Stock ("Series E Preferred Stock") and the Company's Series F Convertible Preferred Stock ("Series F Preferred Stock"). Prior to the filing of the Certificate of Elimination, there were 100,000 shares of the Company's preferred stock designated as Series E Preferred Stock in accordance with the certificate of designation relating thereto and 276,269 shares of the Company's preferred stock designated as Series F Preferred Stock in accordance with the certificate of designation relating thereto but there were no outstanding shares of the Series E Preferred Stock or the Series F Preferred Stock. Pursuant to Section 245 of the General Corporation Law of the State of Delaware, stockholder approval for the filing of the Certificate of Elimination was not required.

With the elimination of the Series E Preferred Stock and the Series F Preferred Stock, the Company will treat the shares of preferred stock previously designated as Series E Preferred Stock and Series F Preferred Stock as authorized but unissued preferred stock that may be issued from time to time in one or more series with such designations, preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Company's Board of Directors providing for the designation and creation of such series of preferred stock.

The Company restated its Certificate of Incorporation (the "Restated Certificate of Incorporation") to reflect (i) the Certificate of Elimination and (ii) the Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment"), which was filed with the Secretary of State of the State of Delaware on April 23, 2008 and which became effective on such date, effecting the corporate name change for the Company. The filing of the Certificate of Amendment was disclosed in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 23, 2008. On April 23, 2008, the Company filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective on such date.

A copy of the Certificate of Elimination and a copy of the Restated Certificate of Incorporation are attached hereto as Exhibits 3.1 and 3.2 respectively and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Elimination of Series E 12% Convertible Preferred Stock and Series F Convertible Preferred Stock of Socket Mobile, Inc. filed with the Secretary of State of the State of Delaware on April 23, 2008.
3.2	Restated Certificate of Incorporation of Socket Mobile, Inc. filed with the Secretary of State of the State of Delaware on April 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: April 23, 2008	By: /s/	David W. Dunlap

Name: David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Elimination of Series E 12% Convertible Preferred Stock and Series F Convertible Preferred Stock of Socket Mobile, Inc. filed with the Secretary of State of the State of Delaware on April 23, 2008.
3.2	Restated Certificate of Incorporation of Socket Mobile, Inc. filed with the Secretary of State of the State of Delaware on April 23, 2008.